UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2006
Boykin Lodging Company
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-11975	34-1824586
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
Incorporation)

Guildhall Building, Suite 1500, 45 W. Prospect Avenue, Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)
(216) 430-1200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 FINANCIAL INFORMATION
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On September 8, 2006, Boykin Fort Myers, LLC, a subsidiary of Boykin Lodging Company (“Boykin”), sold the Best Western Fort Myers Island Gateway Hotel (“Fort Myers”) in Fort Myers, Florida to LQ Acquisition Properties L.L.C., an unrelated third party, for a price of $11.225 million. The sales price for the transaction was the result of arm’s-length negotiations.
SECTION 8 OTHER EVENTS
ITEM 8.01 OTHER EVENTS
On September 11, 2006, the Company issued a press release announcing the sale, which is furnished as Exhibit 99.1 hereto.
CAUTIONARY STATEMENTS
          This report is being made in respect of a proposed merger transaction involving the Company and affiliates of Westmont Hospitality Group and Cadim, Inc., a wholly-owned subsidiary of Caisse de dépôt et placement du Québec. In connection with the transaction, the Company has filed with the SEC a definitive proxy statement on Schedule 14A and a proxy statement supplement concerning the proposed transaction. Before making any voting or investment decision, shareholders are urged to read the definitive proxy statement and proxy statement supplement carefully and in their entirety because they will contain important information about the proposed transaction.
          The definitive proxy statement and the proxy statement supplement have been mailed to the Company’s shareholders. In addition, the definitive proxy statement, proxy statement supplement and other documents are available free of charge at the SEC’s Internet Web site, www.sec.gov. The definitive proxy statement, proxy statement supplement and other pertinent documents also may be obtained for free at the Company’s web site, www.boykinlodging.com.
          The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the merger involving the Company. Information regarding the Company’s executive officers and directors, including their direct or indirect interest, by securities, holdings, or otherwise, is set forth in the Company’s definitive proxy statements filed with the SEC on April 25, 2006 and August 4, 2006.
SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Businesses Acquired.
None.
(b) Pro Forma Financial Information.
The following unaudited pro forma condensed consolidated financial information for Boykin Lodging Company gives effect to the disposition of the Best Western Fort Myers Island Gateway Hotel in Fort Myers, Florida, as well as the receipt of proceeds from the sale as described in this Current Report on Form 8-K.
The June 30, 2006 unaudited Pro Forma Condensed Consolidated Balance Sheet presents the disposition of the Best Western Fort Myers Island Gateway Hotel as if it was effective June 30, 2006. The unaudited Pro Forma Condensed Consolidated Statements of Operations for the six months ended June 30, 2006, and each of the years in the three year period ended December 31, 2005 assume the sale was effective as of the beginning of the fiscal year ended December 31, 2003.
The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Boykin Lodging Company’s 2005 Annual Report on Form 10-K.
THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT
NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS
OF OPERATIONS OF BOYKIN LODGING COMPANY.

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2006
(unaudited, dollar amounts in thousands)

		Pro Forma Adjustments
	(a)	(b)	(c)		(d)
			Marco		Fort	Pro
	Historical	Hotel 71	Island		Myers	Forma
Investment in hotel properties	$520,377	—	—		(5,810)	$514,567
Accumulated depreciation	(146,034)	—	—		2,017	(144,017)

Investment in hotel properties, net	374,343	—	—		(3,793)	370,550
Cash and cash equivalents	12,241	—	57,170		10,875 (e)	80,286
Restricted cash	9,460	—	—		—	9,460
Accounts receivable, net of allowance for doubtful accounts of $292	7,955	—	—		(42)	7,913
Inventories	1,174	—	—		(17)	1,157
Deferred financing costs and other, net	1,272	—	—		(46)	1,226
Investment in unconsolidated joint ventures	1,412	(504)	—		—	908
Other assets	16,349	—	—		(227)	16,122
Assets related to discontinued operations, net	28,216	—	(28,216)		—	—

	$452,422	(504)	28,954		6,750	$487,622

LIABILITIES AND SHAREHOLDERS’ EQUITY
Borrowings against credit facility	$34,000	—	—		—	$34,000
Term notes payable	103,917	—	—		—	103,917
Accounts payable and accrued expenses	44,370	—	—		(235)	44,135
Accounts payable to related party	934	—	—		(15)	919
Dividends/distributions payable	1,188	—	—		—	1,188
Minority interest in joint ventures	2,649	—	—		—	2,649
Minority interest in operating partnership	13,025	(77)	4,469	(f)	1,034 (f)	18,451
Liabilities related to discontinued operations	1,301	—	(1,301)		—	—
SHAREHOLDERS’ EQUITY:
Preferred shares, without par value; 10,000,000 shares authorized; 181,000 shares issued and outstanding as of June 30, 2006 (liquidation preference of $45,250)	—	—	—		—	—
Common shares, without par value; 40,000,000 shares authorized; 17,687,567 issued and outstanding as of June 30, 2006	—	—	—		—	—
Additional paid-in capital	361,068	—	—		—	361,068
Distributions and losses in excess of income	(107,964)	(427)	25,786	(f)	5,966 (f)	(76,639)
Unearned compensation – restricted shares	(2,066)	—	—		—	(2,066)

Total shareholders’ equity	251,038	(427)	25,786		5,966	282,363

	$452,422	(504)	28,954		6,750	$487,622

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2006
(unaudited, amounts in thousands, except for per share data)

		Pro Forma Adjustments
	(a)	(b)	(g)
	Historical	Hotel 71	Fort Myers	Pro Forma
Revenues:
Hotel revenues
Rooms	$65,057	—	(2,145)	$62,912
Food and beverage	29,814	—	(252)	29,562
Other	3,806	—	(15)	3,791

Total hotel revenues	98,677	—	(2,412)	96,265
Other operating revenue	74	—	—	74
Revenues from condominium development and unit sales	1,248	—	—	1,248

Total revenues	99,999	—	(2,412)	97,587

Expenses:
Hotel operating expenses
Rooms	15,699	—	(368)	15,331
Food and beverage	19,630	—	(242)	19,388
Other direct	2,650	—	(20)	2,630
Indirect	30,804	—	(638)	30,166
Management fees to related party	2,785	—	(74)	2,711

Total hotel operating expenses	71,568	—	(1,342)	70,226
Property taxes, insurance and other	9,070	—	(224)	8,846
Cost of condominium development and unit sales	1,124	—	—	1,124
Real estate related depreciation and amortization	10,393	—	(135)	10,258
Corporate general and administrative	7,088	—	—	7,088

Total operating expenses	99,243	—	(1,701)	97,542

Operating income	756	—	(711)	45

Interest income	597	—	(1)	596
Other income	16	—	—	16
Interest expense	(5,617)	—	—	(5,617)
Amortization of deferred financing costs	(939)	—	—	(939)
Minority interest in earnings of joint ventures	(9)	—	—	(9)
Minority interest in loss of operating partnership	1,324	4	105	1,433
Equity in income of unconsolidated joint ventures including gain on sale	212	(25)	—	187

Loss before preferred dividends, gain on sale/disposal of assets and discontinued operations	(3,660)	(21)	(607)	(4,288)

Preferred dividends	(2,376)	—	—	(2,376)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations	$(6,036)	(21)	(607)	$(6,664)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations per share
Basic	$(0.34)			$(0.38)
Diluted	$(0.34)			$(0.38)

Weighted average number of common shares outstanding
Basic	17,688			17,688
Diluted	17,926			17,926

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(h)	(g)
	Historical	Fort Myers	Pro Forma
Revenues:
Hotel revenues
Rooms	$119,153	(3,640)	$115,513
Food and beverage	58,095	(425)	57,670
Other	14,398	(36)	14,362

Total hotel revenues	191,646	(4,101)	187,545
Other operating revenue	149	—	149

Total revenues	191,795	(4,101)	187,694

Expenses:
Hotel operating expenses
Rooms	30,053	(724)	29,329
Food and beverage	38,840	(420)	38,420
Other direct	5,285	(34)	5,251
Indirect	59,049	(1,245)	57,804
Management fees to related party	5,103	(173)	4,930

Total hotel operating expenses	138,330	(2,596)	135,734
Property taxes, insurance and other	15,786	(279)	15,507
Real estate related depreciation and amortization	21,443	(299)	21,144
Corporate general and administrative	11,664	—	11,664
Impairment of real estate	5,500	—	5,500

Total operating expenses	192,723	(3,174)	189,549

Operating loss	(928)	(927)	(1,855)

Interest income	1,106	(1)	1,105
Other income	2	—	2
Interest expense	(11,586)	—	(11,586)
Amortization of deferred financing costs	(1,540)	—	(1,540)
Federal income taxes	(75)	—	(75)
Minority interest in loss of joint ventures	38	—	38
Minority interest in loss of operating partnership	1,302	136	1,438
Equity in income of unconsolidated joint ventures including gain on sale	329	—	329

Loss before preferred dividends, gain on sale/disposal of assets and discontinued operations	(11,352)	(792)	(12,144)

Preferred dividends	(4,751)	—	(4,751)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations	$(16,103)	(792)	$(16,895)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations per share
Basic	$(0.92)		$(0.96)
Diluted	$(0.92)		$(0.96)

Weighted average number of common shares outstanding
Basic	17,567		17,567
Diluted	17,887		17,887

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(h)	(g)
	Historical	Fort Myers	Pro Forma
Revenues:
Hotel revenues
Rooms	$117,279	(3,215)	$114,064
Food and beverage	55,596	(432)	55,164
Other	9,643	(43)	9,600

Total hotel revenues	182,518	(3,690)	178,828
Other operating revenue	184	—	184
Revenues from condominium development and unit sales	7,541	—	7,541

Total revenues	190,243	(3,690)	186,553

Expenses:
Hotel operating expenses
Rooms	29,726	(666)	29,060
Food and beverage	37,415	(460)	36,955
Other direct	5,095	(39)	5,056
Indirect	58,560	(1,120)	57,440
Management fees to related party	4,889	(157)	4,732

Total hotel operating expenses	135,685	(2,442)	133,243
Property taxes, insurance and other	13,840	(180)	13,660
Cost of condominium development and unit sales	5,509	—	5,509
Real estate related depreciation and amortization	21,365	(357)	21,008
Corporate general and administrative	8,804	(2)	8,802

Total operating expenses	185,203	(2,981)	182,222

Operating income	5,040	(709)	4,331

Interest income	377	—	377
Other income	8	—	8
Interest expense	(13,629)	—	(13,629)
Amortization of deferred financing costs	(1,367)	—	(1,367)
Minority interest in loss of operating partnership	2,134	106	2,240
Equity in income of unconsolidated joint ventures	121	—	121

Loss before preferred dividends, gain on sale/disposal of assets and discontinued operations	(7,316)	(603)	(7,919)

Preferred dividends	(4,751)	—	(4,751)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations	$(12,067)	(603)	$(12,670)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations per share
Basic	$(0.69)		$(0.73)
Diluted	$(0.69)		$(0.73)

Weighted average number of common shares outstanding
Basic	17,426		17,426
Diluted	17,553		17,553

BOYKIN LODGING COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003
(unaudited, amounts in thousands, except for per share data)

		Pro Forma
		Adjustments
	(h)	(g)
	Historical	Fort Myers	Pro Forma
Revenues:
Hotel revenues:
Rooms	$113,820	(2,597)	$111,223
Food and beverage	52,815	(385)	52,430
Other	7,016	(42)	6,974

Total hotel revenues	173,651	(3,024)	170,627
Other operating revenue	120	—	120
Revenues from condominium development and unit sales	36,883	—	36,883

Total revenues	210,654	(3,024)	207,630

Expenses:
Hotel operating expenses:
Rooms	28,354	(638)	27,716
Food and beverage	36,436	(402)	36,034
Other direct	4,275	(26)	4,249
Indirect	54,915	(1,124)	53,791
Management fees to related party	3,891	(101)	3,790
Management fees – other	746	—	746

Total hotel operating expenses	128,617	(2,291)	126,326
Property taxes, insurance and other	13,560	(229)	13,331
Cost of condominium development and unit sales	24,645	—	24,645
Real estate related depreciation and amortization	23,763	(300)	23,463
Corporate general and administrative	8,050	(12)	8,038

Total operating expenses	198,635	(2,832)	195,803

Operating income	12,019	(192)	11,827

Interest income	597	(1)	596
Other income	28	—	28
Interest expense	(14,923)	—	(14,923)
Amortization of deferred financing costs	(1,906)	—	(1,906)
Minority interest in loss of operating partnership	1,875	29	1,904
Equity in loss of unconsolidated joint ventures	(133)	—	(133)

Loss before preferred dividends, gain on sale/disposal of assets and discontinued operations	(2,443)	(164)	(2,607)

Preferred dividends	(4,751)	—	(4,751)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations	$(7,194)	(164)	$(7,358)

Loss attributable to common shareholders before gain on sale/disposal of assets and discontinued operations per share
Basic	$(0.41)		$(0.42)
Diluted	$(0.41)		$(0.42)

Weighted average number of common shares outstanding
Basic	17,336		17,336
Diluted	17,470		17,470

(a)	Historical data presented reflects amounts reported on Form 10-Q for the quarterly period ended June 30, 2006 filed on August 8, 2006.

(b)	On March 30, 2005, Boykin Chicago, L.L.C., a joint venture between Boykin and AEW Partners III L.P., sold Hotel 71 in Chicago, Illinois, for a price of $95.05 million to Chicago H&S Hotel Property, LLC, an unrelated third party. Since Boykin accounts for its investment in Boykin Chicago, L.L.C. using the equity method, amounts relating to this entity or the sale of Hotel 71 have not been reclassified to discontinued operations within the historical 2006 financial statements. Historical data for periods prior to 2006 in this Form 8-K, obtained from the Form 8-K filed on July 20, 2006, reflect this reclassification. Amounts representing the necessary adjustments to Boykin’s historical financial statements for this transaction are reflected within the “Hotel 71” column of this Form 8-K.

(c)	On July 17, 2006, a subsidiary of Boykin sold the Radisson Suite Beach Resort – Marco Island (“Marco Island”) to Marriott Ownership Resorts, Inc., for a price of $58.0 million. As of June 30, 2006, Marco Island was classified as discontinued operations within the financial statements. Amounts in the column entitled “Marco Island” represent the necessary adjustments to Boykin’s historical financial statements to remove the assets and liabilities associated with Marco Island, as applicable, as well as to reflect the receipt of the sales proceeds.

(d)	Represents the necessary adjustments to Boykin’s historical financial statements to remove the assets and liabilities associated with Fort Myers, as applicable, as well as to reflect the receipt of the sale proceeds.

(e)	Represents the net proceeds from the sale totaling approximately $10.9 million.

(f)	Reflects the estimated impact of the sale on minority interest and shareholders’ equity as if the sale took place on June 30, 2006. The actual impact of the transactions was based upon the carrying value of the assets at the time of the sale.

(g)	Reflects the adjustments to Boykin’s historical financial statements to present them as if the disposition of Fort Myers had occurred on January 1, 2003. The gain or loss on the sale is not reflected in the pro forma condensed consolidated statements of operations. Boykin anticipates that the actual gain on the sale, net of minority interest, will approximate $5.9 million.

(h)	Historical data presented reflects amounts reported on Form 8-K filed on July 20, 2006.

(c)	Exhibits.

99.1	Boykin Lodging Company press release announcing transaction dated September 11, 2006.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOYKIN LODGING COMPANY
By:	/s/ Shereen P. Jones
Shereen P. Jones
Executive Vice President, Chief Financial and Investment Officer

Date: September 11, 2006